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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 30, 2001
                                                         (MARCH 28, 2001)




                             UNITED STATIONERS INC.
               (Exact name of Registrant as specified in charter)

          DELAWARE                    000-10653                36-3141189
(State or other jurisdiction   (Commission file number)     (I.R.S. employer
     of incorporation)                                     identification no.)

                          UNITED STATIONERS SUPPLY CO.
               (Exact name of Registrant as specified in charter)

          ILLINOIS                       33-59811               36-2431718
(State or other jurisdiction     (Commission file number)    (I.R.S. employer
     of incorporation)                                      identification no.)


         2200 EAST GOLF ROAD
        DES PLAINES, ILLINOIS                                       60016-1267
(Address of Principal Executive Offices)                            (Zip Code)


       Registrants' telephone number, including area code: (847) 699-5000


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             UNITED STATIONERS INC. AND UNITED STATIONERS SUPPLY CO.




ITEM 5.  OTHER EVENTS

         United Stationers Inc. (the "Company") announced the election of Steven
M. Cappaert to the position of senior vice president and controller. Cappaert will be responsible for financial reporting, budgeting and forecasting, sales and margin control and financial analysis. He will report to Eileen Kamerick, executive vice president and chief financial officer.


ITEM 7.  EXHIBITS

Exhibit 99
         Press release issued by the Company on March 28, 2001.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        United Stationers Inc.
                        United Stationers Supply Co.


Dated: March 30, 2001   By: /s/ Eileen A. Kamerick
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                            Eileen A. Kamerick
                            Executive Vice President and Chief Financial Officer